As filed with the Securities and Exchange Commission on April 15, 1998
                                           REGISTRATION NO. 333- 129904A01121296

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
              ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                                           52-0991911
----------------------------------                       -----------------------
(State or  other jurisdiction of                         (I.R.S. Employer
incorporation or  organization)                           Identification No.)

                              11019 McCormick Road
                           Hunt Valley, Maryland 21031
    -------------------------------------------------------------------------
    (Address, including zip code of registrant's principal executive offices)

                  EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN
                  ----------------------------------------------
                            (Full title of the Plan)

         Donald A. Deieso, Ph.D., President and Chief Executive Officer
                  EA Engineering, Science, and Technology, Inc.
                              11019 McCormick Road
                           Hunt Valley, Maryland 21031
                                 (410) 584-7000
             --------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                     -------
                                 With a Copy to:
                               Joseph Lunin, Esq.
                          Pitney, Hardin, Kipp & Szuch
                                  P.O. Box 1945
                          Morristown, New Jersey 07962
                                 (973) 966-6300


                                          CALCULATION OF REGISTRATION FEE
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
  Title of securities        Amount to be         Proposed maximum        Proposed maximum           Amount of
   to be registered           registered (1)       offering price        aggregate offering      registration fee2
                                                      per share (2)             price (2)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
Common Stock, $.01                (1)                    (1)                    (1)                 $361.38
par value                   350,000 shares              $3.50                  $1,225,000

------------------------ ---------------------- ---------------------- ----------------------- ----------------------

--------

1. This registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein, as well as an indeterminate number of shares of Common Stock which may be issuable under the antidilution and other adjustment provisions of such plan pursuant to Rule 416(a) of the Securities Act of 1933.

2. Estimated in accordance with Rule 457(h) solely for purposes of calculating the registration fee and based upon the average of the high and low sale prices of the Common Stock on the Nasdaq National Market on April 9, 1998, as reported in the Wall Street Journal.

ITEM 3  Documents Incorporated By Reference

         Pursuant to Part II, Item 3 of the Instructions for Form S-8, the entire contents of the prior Registration Statements, filed with the Commission on Form S-8 (File Nos. 33-60880 and 333-0657), are incorporated herein by reference. The prior Registration Statements may be incorporated herein by reference because this current Registration Statement involves the registration of additional securities of the same class as the securities for which the prior Registration Statements were filed. This current Registration Statement is being filed with the Commission for the sole purpose of increasing the number of shares of Common Stock of EA Engineering, Science and Technology, Inc. to be offered under its Amended and Restated Stock Option Plan.

ITEM 8  Exhibits

         5 Opinion of Pitney, Hardin, Kipp & Szuch, as to the legality of the securities being registered

         10 EA Engineering, Science, and Technology, Inc. Amended and Restated Stock Option Plan (incorporated by reference to the Registrant's Annual Report on Form 10-K, File No. 0-15587 filed on November 22, 1995)

         23(a)  Consent of Arthur Andersen LLP

         23(b) Consent of Pitney, Hardin, Kipp & Szuch (included in Exhibit 5 hereto)

         26(a)  Registration   Statement   on  Form  S-8  (File  No.   33-60880)
                (incorporated by reference to the Registrant's Registration Statement on Form S-8 (File No. 33-60880))

         26(b)  Registration   Statement   on  Form  S-8  (File  No.   333-0657)
                (incorporated by reference to the Registrant's Registration Statement on Form S-8 (File No. 333-0657))

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hunt Valley, Maryland on April 15, 1998.

                             EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC.

                             DONALD A. DEIESO
                         By:__________________________________________________
                             Donald A. Deieso, Ph.D., President and Chief
                             Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  Signature                                     Title                              Date
                  ---------                                     -----                              ----


LOREN D. JENSEN
-------------------------------------------      Chairman of the Board of Directors            April 15, 1998
Loren D. Jensen, Ph.D.


DONALD A. DEIESO
-------------------------------------------      President, Chief Executive Officer            April 15, 1998
Donald A. Deieso, Ph.D.                                     and Director


BARBARA L. POSNER                                Senior Vice President, Finance and
-------------------------------------------     Administration (principal financial            April 15, 1998
Barbara L. Posner                                             officer)


EDMUND J. CASHMAN, JR.
-------------------------------------------                   Director                         April 15, 1998
Edmund J. Cashman, Jr.


RUDOLPH P. LAMONE
-------------------------------------------                   Director                         April 15, 1998
Rudolph P. Lamone, Ph.D.


CLEAVELAND D. MILLER
-------------------------------------------                   Director                         April 15, 1998
Cleaveland D. Miller, Esq.


GEORGE C. RADCLIFFE
-------------------------------------------                   Director                         April 15, 1998
George G. Radcliffe


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Plan administrators have duly caused this Registration Statement to be signed on behalf of the Plan by the undersigned, thereunto duly authorized, in Hunt Valley, Maryland on April 15, 1998.



                 EA ENGINEERING, SCIENCE, AND TECHNOLOGY, INC. 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                 By: MEREDITH M. CONKLIN
                     -----------------------------------------------------------
                     Meredith M. Conklin, V.P. Human Resources,
                      as Plan Administrator

                                INDEX TO EXHIBITS


        Exhibit 5

              Opinion of Pitney, Hardin, Kipp & Szuch, as to the legality of the securities being registered

        Exhibit 10

              EA Engineering, Science, and Technology, Inc. Amended and Restated Stock Option Plan (incorporated by reference to the Registrant's Annual Report on Form 10-K, File No. 0-15587 filed on November 22,
              1995)

        Exhibit 23(a)

              Consent of Arthur Andersen LLP

        Exhibit 23(b)

              Consent of Pitney, Hardin, Kipp & Szuch (included in Exhibit 5 hereto)

        Exhibit 26(a)

              Registration   Statement   on  Form  S-8   (File   No.   33-60880)
              (incorporated  by  reference  to  the  Registrant's   Registration
              Statement on Form S-8 (File No. 33-60880))

        Exhibit 26(b)

              Registration   Statement   on  Form  S-8   (File   No.   333-0657)
              (incorporated  by  reference  to  the  Registrant's   Registration
              Statement on Form S-8 (File No. 333-0657))